Rule 497(e)

Registration Nos. 333-207937 and 811-23108

Amplify ETF Trust
(the “Trust”)

Amplify Online Retail ETF

Amplify CWP Enhanced Dividend Income ETF

Amplify Transformational Data Sharing ETF

Amplify Advanced Battery Metals and Materials ETF

Amplify EASI Tactical Growth ETF

Amplify BlackSwan Growth & Treasury Core ETF

Amplify International Online Retail ETF

Amplify CrowdBureau® Peer-to-Peer Lending & Crowdfunding ETF

(each a “Fund,” and collectively, the “Funds”)

Supplement To Each Fund’s Prospectus, Summary Prospectus and Statement of Additional Information

Dated June 28, 2019

At a meeting of the Board of Trustees of the Trust (the “Board”), the Board approved an ETF Distribution Agreement appointing Foreside Fund Services, LLC (“Foreside Fund Services”) as the distributor for the Funds. Effective July 1, 2019, Foreside Fund Services will replace Quasar Distributors LLC, the Funds’ current distributor, as distributor for the Funds. All references to Quasar Distributors LLC in each Fund’s prospectus, summary prospectus and statement of additional information are replaced with Foreside Fund Services, LLC. Foreside Fund Service’s principal address is Three Canal Plaza, Suite 100, Portland, ME 04101.

Please Keep This Supplement With Your Summary Prospectus, Prospectus and Statement of Additional Information For Future Reference